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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



                               OCTOBER 30, 2003
             ----------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                     CATAPULT COMMUNICATIONS CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEVADA                   0-24701                  77-0086010
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     (STATE OR OTHER       (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       JURISDICTION                                    IDENTIFICATION NO.)
    OF INCORPORATION)



                           160 SOUTH WHISMAN ROAD,
                       MOUNTAIN VIEW, CALIFORNIA 94041
             ----------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                (650) 960-1025
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       (C) EXHIBITS

       99.1 Press release dated October 30, 2003 announcing the Registrant's results of operations for the quarter ended September 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 30, 2003, Catapult Communications Corporation ("Registrant") issued a press release announcing the results of operations for the three months ended September 30, 2003. The full text of the press release is set forth in
Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.




                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CATAPULT COMMUNICATIONS CORPORATION
                                  (Registrant)

Dated: October 30, 2003           By: /s/ Chris Stephenson
                                      ------------------------------------------
                                      Chris Stephenson
                                      Vice President and Chief Financial Officer




                                       3
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                                  EXHIBIT INDEX

       Exhibit
       Number
       ------
       99.1     Press release dated October 30, 2003 announcing the Registrant's results of operations for the quarter ended September 30, 2003.